ACCOUNT PLEDGE AND SECURITY AGREEMENT

Dated as of January 29, 2008

between

CHINA NATURAL GAS, INC.
as the Grantor

and

DB Trustees (Hong Kong) Limited
as Collateral Agent

ACCOUNT PLEDGE AND SECURITY AGREEMENT, dated as of January 29. 2008 by CHINA NATURAL GAS, INC. (the “Grantor”), in favor of DB Trustees (Hong Kong) Limited (“DB”), as agent (in such capacity, the “Collateral Agent”) for the Secured Parties (as defined in the Indenture referred to below).

W I T N E S S E T H:

WHEREAS, pursuant to the Indenture, dated as of even date herewith (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Indenture”), by and between the Grantor and DB, as agent for the Trustee, the Grantor shall issue the Notes;

NOW, THEREFORE, in consideration of the premises and to induce the Holders, the Grantor and the Collateral Agent to enter into the Indenture, the Grantor hereby agrees with the Collateral Agent as follows:

ARTICLE I	DEFINED TERMS

Section 1.1	Definitions

(a)  Unless otherwise defined herein, terms defined in the Indenture and used herein have the meanings given to them in the Indenture. Terms used herein without definition that are defined in the UCC have the meanings given to them in the UCC.

(b)  The following terms shall have the following meanings:

“Agreement” means this Account Pledge and Security Agreement.

“Collateral” has the meaning specified in Section 2.1 (Collateral).

“Deposit Account” means the deposit account at Citibank, N.A. where the proceeds from the Notes are deposited on the Issue Date.

“Deposit Account Agreement” means a letter agreement, substantially in the form of Annex A (with such changes as may be agreed to by the Collateral Agent), executed by the Grantor, the Collateral Agent and the relevant financial institution.

“Pledged Collateral” means, collectively, all funds in the Deposit Account.

“Securities Act” means the Securities Act of 1933, as amended.

“UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York; provided, however, that, in the event that, by reason of mandatory provisions of law, any of the attachment, perfection or priority of the Collateral Agent’s and the Secured Parties’ security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

Section 1.2	Certain Other Terms

(a)  In this Agreement, in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding” and the word “through” means “to and including.”

(b)  The terms “herein,” “hereof,” “hereto” and “hereunder” and similar terms refer to this Agreement as a whole and not to any particular Article, Section, subsection or clause in this Agreement.

(c)  References herein to an Annex, Schedule, Article, Section, subsection or clause refer to the appropriate Annex or Schedule to, or Article, Section, subsection or clause in this Agreement.

(d)  The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(e)  Where the context requires, provisions relating to any Collateral, when used in relation to the Grantor, shall refer to the Grantor’s Collateral or any relevant part thereof.

(f)  Any reference in this Agreement to the Indenture shall include all appendices, exhibits and schedules thereto, and, unless specifically stated otherwise all amendments, restatements, supplements or other modifications thereto, and as the same may be in effect at any time such reference becomes operative.

(g)  The term “including” means “including without limitation” except when used in the computation of time periods.

(h)  The terms “Holder,” “Grantor,” “Collateral Agent” and “Secured Party” include their respective successors.

(i)  References in this Agreement to any statute shall be to such statute as amended or modified and in effect from time to time.

ARTICLE II	GRANT OF SECURITY INTEREST

Section 2.1	Collateral

For the purposes of this Agreement, all of the following property now owned or at any time hereafter acquired by the Grantor or in which the Grantor now has or at any time in the future may acquire any right, title or interests is collectively referred to as the “Collateral”:

(a)  the Deposit Account and any interest earned upon any cash deposited in the Deposit Account; and

(b)  all books and records pertaining to Deposit Account.

Section 2.2	Grant of Security Interest in Collateral

The Grantor, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Note Obligations of the Grantor, hereby mortgages, pledges and hypothecates to the Collateral Agent for the benefit of the Secured Parties, and grants to the Collateral Agent for the benefit of the Secured Parties a lien on and security interest in, all of its right, title and interest in, to and under the Collateral of the Grantor.

Section 2.3	Cash Collateral Account

The Company has established the Deposit Account at Citibank, N.A., designated as “Citibank N.A. – China Natural Gas, Inc. Deposit Account”. Such Deposit Account shall be a Cash Collateral Account. For the purpose of this Agreement, “Cash Collateral Account” means any Deposit Account that is (a) established to receive cash and cash equivalents and (B) under the joint control of the Grantor and Abax Lotus Ltd. (“Abax”).

ARTICLE III	REPRESENTATIONS AND WARRANTIES

To induce the Collateral Agent to enter into this Agreement on behalf of the Holders, the Grantor hereby represents and warrants each of the following to the Collateral Agent, the Holders, the Grantors and the other Secured Parties:

Section 3.1	Title; No Other Liens

Except for the Lien granted to the Collateral Agent pursuant to this Agreement and the other Liens permitted to exist on the Collateral under the Indenture, the Grantor has rights in or the power to transfer the Collateral in which a Lien is granted by it hereunder, free and clear of any other Lien.

Section 3.2	Perfection and Priority

The security interest granted pursuant to this Agreement shall constitute a valid and continuing perfected security interest in favor of the Collateral Agent in the Collateral and for which perfection is governed by the UCC upon in the case of all Collateral in which a security interest may be perfected by filing a financing statement under the UCC, the completion of the filings and other actions specified herein (which, in the case of all filings and other documents referred to on such schedule, have been delivered to the Collateral Agent in completed and duly executed form). Such security interest shall be prior to all other Liens on the Collateral except for Liens arising by operation of law or otherwise as permitted under the Indenture.

Section 3.3	Jurisdiction of Organization; Chief Executive Office

Such Grantor’s jurisdiction of organization, legal name, organizational identification number, if any, and the location of such Grantor’s chief executive office or sole place of business, in each case as of the date hereof, is specified on Schedule 1 (Jurisdiction of Organization, Principal Executive Office) and such Schedule 1 (Jurisdiction of Organization, Principal Executive Office) also lists all jurisdictions of incorporation, legal names and locations of such Grantor’s chief executive office or sole place of business for the five years preceding the date hereof.

Section 3.4	Deposit Account

The Deposit Account maintained by the Grantor on the date hereof is listed below:

Title: China Natural Gas, Inc.
Type: Money Market Account at Citibank, N.A.
Account Number: 9936817369
SWIFT Code: citius33
Routing Number: 021000089
Account Manager: Camille M. Graham (Business Banker)
Authorized Signatories: Ji Qinan, together with
either Qian Feng,

or Yang Xiang Dong.

ARTICLE IV	COVENANTS

The Grantor agrees with the Collateral Agent to the following, as long as any Note Obligation remains outstanding and, in each case, unless the Holders of a majority in aggregate principal amount of Notes then outstanding (excluding any Notes beneficially owned by the Grantor or any Affiliate thereof) otherwise consent in writing:

Section 4.1	Generally

The Grantor shall (a) except for the security interest created by this Agreement, not create or suffer to exist any Lien upon or with respect to any Collateral, except Liens permitted under the Indenture, (b) not use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement, the Notes, Indenture or any other Security Document (the “Related Documents”), or any Governmental Authority and (c) not enter into any agreement or undertaking restricting the right or ability of the Grantor or the Collateral Agent to realize upon any Collateral.

Section 4.2	Maintenance of Perfected Security Interest; Further Documentation

(a)  The Grantor shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in Section 3.2 (Perfection and Priority) and Section 2.2 and shall defend such security interest and such priority against the claims and demands of all Persons.

(b)  The Grantor shall furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail and in form and substance satisfactory to the Collateral Agent.

(c)  At any time and from time to time, upon the written request of the Collateral Agent, and at the sole expense of the Grantor, the Grantor shall promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further action as the Collateral Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including the filing of any financing or continuation statement under the UCC (or other similar laws) in effect in any jurisdiction with respect to the security interest created hereby and the execution and delivery of a Deposit Account Agreement.

Section 4.3	Changes in Locations, Name, Etc.

(a)  Except upon 15 days’ prior written notice to the Collateral Agent and delivery to the Collateral Agent of additional financing statements and all other necessary documents to maintain the validity, perfection and priority of the security interests provided for herein, such Grantor shall not do any of the following:

(i)  change its jurisdiction of organization or its location, in each case from that referred to in Section 3.3 (Jurisdiction of Organization; Chief Executive Office); or

(ii)  change its legal name or any trade name used to identify it in the conduct of its business or ownership of its properties or organizational identification number, if any, or corporation, limited liability company or other organizational structure to such an extent that any financing statement filed in connection with this Agreement would become misleading.

(b)  The Grantor shall keep and maintain at its own cost and expense satisfactory and complete records of the Collateral, including a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral.

Section 4.4	Pledged Collateral

(a)  Except as provided in Article V (Remedial Provisions), the Grantor shall be entitled to receive all interest paid in respect of the Pledged Collateral. If any sum of money or property so paid or distributed in respect of any Pledged Collateral shall be received by the Grantor, the Grantor shall, until such money or property is paid or delivered to the Collateral Agent, hold such money or property in trust for the Collateral Agent, segregated from other funds of the Grantor, as additional security for the Note Obligations.

(b)  The Grantor shall not, without the consent of the Holders of a majority in aggregate principal amount of Notes then outstanding (excluding any Notes beneficially owned by the Grantor or any Affiliate thereof) agree to any amendment of any charter document or agreement governing the Deposit Account that in any way adversely affects the perfection of the security interest of the Collateral Agent in the Pledged Collateral pledged by the Grantor hereunder.

Section 4.5	Accounts

The Collateral Agent shall have the right to make test verifications of the Deposit Account in any manner and through any medium that it reasonably considers advisable, and the Grantor shall furnish all such assistance and information as the Collateral Agent may reasonably require in connection therewith. At any time and from time to time, upon the Collateral Agent’s request and at the expense of the Grantor, the Grantor shall cause independent public accountants or others to furnish to the Collateral Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Deposit Account; provided, however, that unless a Default or Event of Default shall be continuing, the Collateral Agent shall request no more than four such reports during any calendar year.

Section 4.6	Payment of Obligations

The Grantor shall pay and discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of income or profits therefrom, as well as all claims of any kind (including claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if the amount or validity thereof is currently being contested in good faith by appropriate proceedings, reserves in conformity with GAAP with respect thereto have been provided on the books of the Grantor and such proceedings could not reasonably be expected to result in the sale, forfeiture or loss of any material portion of the Collateral or any interest therein.

ARTICLE V	REMEDIAL PROVISIONS

Section 5.1	Code and Other Remedies

During the continuance of an Event of Default, the Collateral Agent is under no obligation to exercise, in addition to all other rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Note Obligations, all rights and remedies of a secured party under the UCC or any other applicable law unless the Holders have offered to the Collateral Agent indemnity reasonably satisfactory against the costs and expenses that might be incurred by it in the course of exercising the rights and remedies hereunder. Without limiting the generality of the foregoing, the Collateral Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon any Collateral, and may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver any Collateral (or contract to do any of the foregoing), upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Collateral Agent shall apply the net proceeds of any action taken by it pursuant to this Section 5.1, after deducting all costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any Collateral or in any way relating to the Collateral or the rights of the Collateral Agent and any other Secured Party hereunder, including reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Note Obligations, in such order as the Indenture shall prescribe, and only after such application and after the payment by the Collateral Agent of any other amount required by any provision of law, need the Collateral Agent account for the surplus, if any, to the Grantor. To the extent permitted by applicable law, the Grantor waives all claims, damages and demands it may acquire against the Collateral Agent or any other Secured Party arising out of the exercise by them of any rights hereunder.

Section 5.2	Pledged Collateral

During the continuance of an Event of Default, upon notice by the Collateral Agent to the Grantor (i) the Collateral Agent shall have the right to receive any proceeds of the Pledged Collateral and make application thereof to the Obligations in the order set forth in the Indenture and (ii) the Collateral Agent or its nominee may exercise any right pertaining to the Pledged Collateral as if it were the absolute owner thereof, all without liability except to account for property actually received by it; provided, however, that the Collateral Agent shall have no duty to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

Section 5.3	Proceeds to be Turned Over To Collateral Agent

Unless otherwise expressly provided in the Indenture, all proceeds received by the Collateral Agent hereunder in cash or Cash Equivalents shall be held by the Collateral Agent in the Cash Collateral Account. All Proceeds while held by the Collateral Agent in Cash Collateral Account (or by the Grantor in trust for the Collateral Agent) shall continue to be held as collateral security for the Note Obligations and shall not constitute payment thereof until applied as provided in the Indenture.

Section 5.4	Deficiency

The Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Note Obligations and the fees and disbursements of any attorney employed by the Collateral Agent or any other Secured Party to collect such deficiency.

ARTICLE VI	THE COLLATERAL AGENT

Section 6.1	Collateral Agent’s Appointment as Attorney-in-Fact

(a)  The Grantor hereby irrevocably constitutes and appoints the Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Grantor and in the name of the Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any appropriate action and to execute any document or instrument that may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, the Grantor hereby gives the Collateral Agent the power and right, on behalf of the Grantor, without notice to or assent by the Grantor, to do any of the following:

(i)  file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Collateral Agent for the purpose of collecting any such moneys in the Deposit Account;

(ii)  pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repair or pay any insurance called for by the terms of this Agreement (including all or any part of the premiums therefor and the costs thereof);

(iii)  execute, in connection with any sale provided for in Section 5.1 (Code and Other Remedies), any endorsement, assignment or other instrument of conveyance or transfer with respect to the Collateral; and

(iv)  (A)  ask or demand for, collect, and receive payment of and receipt for, any moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral, (B) sign and indorse any assignment, verification, notice and other document in connection with any Collateral, (C) commence and prosecute any suit, action or proceeding at law or in equity in any court of competent jurisdiction to collect any Collateral and to enforce any other right in respect of any Collateral, (D) defend any suit, action or proceeding brought against the Grantor with respect to any Collateral, (E) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Collateral Agent may deem appropriate and (F) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and do, at the Collateral Agent’s option and the Grantor’s expense, at any time, or from time to time, all acts and things that the Collateral Agent deems necessary to protect, preserve or realize upon the Collateral and the Collateral Agent’s and the other Secured Parties’ security interests therein and to effect the intent of this Agreement, all as fully and effectively as the Grantor might do.

Anything in this clause (a) to the contrary notwithstanding, the Collateral Agent agrees that it shall not exercise any right under the power of attorney provided for in this clause (a) unless an Event of Default shall be continuing.

(b)  If the Grantor fails to perform or comply with any of its agreements contained herein, the Collateral Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

(c)  The expenses of the Collateral Agent incurred in connection with actions undertaken as provided in this Section 6.1, together with interest thereon at a rate per annum equal to the rate per annum at which interest would then be payable on past due payments under the Indenture, from the date of payment by the Collateral Agent to the date reimbursed by the Grantor, shall be payable by the Grantor to the Collateral Agent on demand.

(d)  The Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

Section 6.2	Duty of Collateral Agent

The Collateral Agent’s sole duty with respect to the custody and safekeeping of the Collateral in its possession shall be to deal with it in accordance with this Agreement and any instructions, direction, or request delivered to it in writing under this Agreement. None of the Collateral Agent, any other Secured Party nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Grantor or any other Person or to take any other action whatsoever with regard to any Collateral. The powers conferred on the Collateral Agent hereunder are solely to protect the Collateral Agent’s interest in the Collateral and shall not impose any duty upon the Collateral Agent or any other Secured Party to exercise any such powers. The Collateral Agent and the other Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their respective officers, directors, employees or agents shall be responsible to the Grantor for any act or failure to act hereunder, except for their own gross negligence or willful default.

Section 6.3	Authority of Collateral Agent

The Grantor acknowledges that the rights and responsibilities of the Collateral Agent under this Agreement with respect to any action taken by the Collateral Agent or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Collateral Agent and the other Secured Parties, be governed by the Indenture and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and the Grantor, the Collateral Agent shall be conclusively presumed to be acting as agent for the Holders with full and valid authority so to act or refrain from acting, and the Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

Section 6.4	Filing of Financing Statements

The Grantor or its Affiliates counsel and other representatives shall at any time and from time to time, to file or record financing statements, amendments to financing statements, and other filing or recording documents or instruments with respect to the Collateral in such form to properly and effectively perfect the security interests of the Collateral Agent under this Agreement. The Grantor or its Affiliates, counsel and other representatives shall also at any time and from time to time, file continuation statements with respect to previously filed financing statements. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction. The Grantor shall promptly provide the Collateral Agent with documents evidencing such filings or recordings.

Section 6.5	Indemnity

The Grantor shall indemnify the Collateral Agent against any and all losses, claims, damages, penalties, fines, liabilities or expenses, including incidental and out-of-pocket expenses and attorneys fees (for purposes of this Section, “losses”) incurred by it arising out of or in connection with the acceptance or administration of its duties under this Agreement, including the costs and expenses of enforcing this Agreement and the Pledged Collateral hereunder against the Grantor (including this Section) and defending itself against any claim (whether asserted by the Grantor or any Holder or any other Person) or liability in connection with the exercise or performance of any of its powers or duties hereunder, except to the extent such losses may be attributable to its gross negligence or willful default. The Collateral Agent shall notify the Grantor promptly of any claim for which it may seek indemnity. Failure by the Collateral Agent to so notify the Grantor shall not relieve the Grantor of its obligations under this Section, to the extent the Grantor has been prejudiced thereby. The Grantor shall defend the claim, and the Collateral Agent shall cooperate in the defense. The Grantor need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld. The Grantor needs not reimburse any expense or indemnify against any loss incurred by the Collateral Agent through the Collateral Agent's own willful default or gross negligence. The obligations of the Grantor under this Section shall survive the termination and discharge of this Agreement, the resignation or removal of the Collateral Agent and payment in full of the Secured Obligations through the expiration of the applicable statute of limitation.

Section 6.6	No Implicit Duties

The Collateral Agent shall be obliged to perform such duties and only such duties as are set out in this Agreement and no implied duties or obligations shall be read into this Agreement or the against the Collateral Agent.

Section 6.7	Illegality

In the event that the Collateral Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands from the Issuer, in its opinion, conflict with any of the provisions of this Agreement, it shall be entitled to refrain from taking any action until it is directed in writing by a final order or judgment of a court of competent jurisdictions.

Section 6.8	Not Liable for Action.

The Collateral Agent shall not be liable for any action taken or omitted by it except to the extent that a court of competent jurisdiction determines that the Collateral Agent’s gross negligence or willful default was the primary cause of any loss to the Grantor. Notwithstanding any other term or provision of this Agreement to the contrary, the Collateral Agent shall not be liable under any circumstances for special, punitive, indirect or consequential loss or damage of any kind whatsoever including but not limited to loss of profits, whether or not foreseeable, even if the Collateral Agent is actually aware of or has been advised of the likelihood of such loss or damage and regardless of whether the claim for such loss or damage is made in negligence, for breach of contract, breach of trust, breach of fiduciary obligation or otherwise. The provisions of this Section shall survive the termination or expiry of this Agreement or the resignation or removal of the Collateral Agent.

Section 6.9	Delegations and Expert Advice

The Collateral Agent may execute any of its powers and perform any of its duties hereunder directly or through delegates or attorneys and may consult with counsel, accountants and other skilled persons to be selected and retained by it. The Collateral Agent may engage and consult, at the expense of the Grantor with any legal adviser and professional adviser selected by it and rely upon any advice so obtained and each of the Collateral Agent and its directors, officers, employees and duly appointed agents shall be protected and shall not be liable in respect of any action taken, or omitted to be done or suffered to be taken, in accordance with such advice.

Section 6.10	Successor

Any corporation into which the Collateral Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Collateral Agent shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Collateral Agent, shall be the successor to the Collateral Agent hereunder without the execution or filing of any papers or any further act on the part of any of the parties hereto.

Section 6.11	Retirement of Collateral Agent

The Collateral Agent may retire at any time on giving not less than 30 days prior written notice to the Grantor without assigning any reason and without being responsible for any costs, charges and expenses occasioned by such retirement. The Grantor hereby covenants that in the event of the Collateral Agent giving notice under this Section, they shall use their best endeavours to procure a new Collateral Agent to be appointed and if the they fail to procure the appointment of a new Collateral Agent 15 days prior to the expiry of such written notice, the Collateral Agent shall appoint a successor Collateral Agent and shall notify all transaction parties in writing of its resignation.

ARTICLE VII	MISCELLANEOUS

Section 7.1	Amendments in Writing

None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with the Indenture.

Section 7.2	Notices

All notices, requests and demands to or upon the Collateral Agent or the Grantor hereunder shall be effected in the manner provided for in the Indenture.

Section 7.3	No Waiver by Course of Conduct; Cumulative Remedies

Neither the Collateral Agent nor any other Secured Party shall by any act (except by a written instrument pursuant to Section 7.1 (Amendments in Writing)), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Collateral Agent or any other Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Agent or any other Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Collateral Agent or such other Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

Section 7.4	Successors and Assigns

This Agreement shall be binding upon the successors and assigns of the Grantor and shall inure to the benefit of the Collateral Agent and each other Secured Party and their successors and assigns; provided, however, that the Grantor may not assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Collateral Agent.

Section 7.5	Counterparts

This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart.

Section 7.6	Severability

Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 7.7	Section Headings

The Article and Section titles contained in this Agreement are, and shall be, without substantive meaning or content of any kind whatsoever and are not part of the agreement of the parties hereto.

Section 7.8	Entire Agreement

This Agreement together with the Indenture represents the entire agreement of the parties and supersedes all prior agreements and understandings relating to the subject matter hereof.

Section 7.9	Governing Law

This Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

Section 7.10	Consent to Jurisdiction and Service of Process; Waiver of Immunities.

(a)  The Grantor irrevocably consents to the jurisdiction of the courts of the State of New York and the courts of the United States of America located in the Borough of Manhattan, City and State of New York over any suit, action or proceeding with respect to this Indenture or the transactions contemplated hereby. The Grantor waives any objection that it may have to the venue of any suit, action or proceeding with respect to this Agreement or the transactions contemplated hereby in the courts of the State of New York or the courts of the United States of America, in each case, located in the Borough of Manhattan, City and State of New York, or that such suit, action or proceeding brought in the courts of the State of New York or the United States of America, in each case, located in the Borough of Manhattan, City and State of New York was brought in an inconvenient court and agrees not to plead or claim the same.

(b)  The extent that the Grantor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution or otherwise) with respect to itself or its property, the Grantor hereby irrevocably waives such immunity in respect of its Obligations under this Agreement, to the extent permitted by law.

Section 7.11	Release of Collateral

(a)  At the time provided in the Indenture, the Collateral shall be released from the Lien created hereby and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Collateral Agent and the Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantor. At the request and sole expense of the Grantor following any such termination, the Collateral Agent shall deliver to the Grantor any Collateral of the Grantor held by the Collateral Agent hereunder and execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

(b)  If the Collateral Agent shall be directed or permitted pursuant to the Indenture to release any Lien created hereby upon any Collateral (including any Collateral sold or disposed of by the Grantor in a transaction permitted by the Indenture), such Collateral shall be released from the Lien created hereby to the extent provided under, and subject to the terms and conditions set forth in the Indenture. In connection therewith, the Collateral Agent, at the request and sole expense of the Grantor, shall execute and deliver to the Grantor all releases or other documents, including, without limitation, UCC termination statements, reasonably necessary or desirable for the release of the Lien created hereby on such Collateral.

Section 7.12	Reinstatement

The Grantor further agrees that, if any payment made by the Grantor or other Person and applied to the Note Obligations is at any time annulled, avoided, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of Collateral are required to be returned by any Secured Party to the Grantor, its estate, trustee, receiver or any other party, including the Grantor, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, any Lien or other Collateral securing such liability shall be and remain in full force and effect, as fully as if such payment had never been made or, if prior thereto the Lien granted hereby or other Collateral securing such liability hereunder shall have been released or terminated by virtue of such cancellation or surrender), such Lien or other Collateral shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect any Lien or other Collateral securing the obligations of the Grantor in respect of the amount of such payment.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the undersigned has caused this Pledge and Security Agreement to be duly executed and delivered as of the date first above written.

CHINA NATURAL GAS, INC.
as Grantor

By:	/s/ Qinan Ji
Name:
Title:

[SIGNATURE PAGE TO ACCOUNT PLEDGE AND SECURITY AGREEMENT]

ACCEPTED AND AGREED
as of the date first above written:

DB TRUSTEES (HONG KONG) LIMITED,
as Collateral Agent

By:	/s/ Aric Kay-Russell
Name: Aric Kay-Russell
Title: Director

By:	/s/ Chiu Kin Wing Edward
Name: Chiu Kin Wing Edward
Title: Authorized Signatory

[SIGNATURE PAGE TO ACCOUNT PLEDGE AND SECURITY AGREEMENT]

Schedule 1

Jurisdiction of Organization; Chief Executive Office

China Natural Gas, Inc.

Jurisdiction of Organization: Delaware

Current Principal Executive Office:

19th Floor, Building B, Van Metropolis
No. 35 Tanyan Road
High Tech Zone
Xi’an 710065, Shaanxi
People’s Republic of China

Current Principal Executive Office in the United States:

China Natural Gas, Inc.
90 Park Ave Suite# 1625
New York, NY 10016

Prior Address of Principal Executive Office:

Tang Xing Shu Ma Building, Suite 418
Tang Xing Road
Xi’an High Tech Area
Xi’an, Shaanxi
People’s Republic of China

Annex A

[Please see the attached Deposit Account Control Agreement]

TABLE OF CONTENTS
(continued)

Section 7.7	Section Headings	13
Section 7.8	Entire Agreement	13
Section 7.9	Governing Law	13
Section 7.10	Consent to Jurisdiction and Service of Process; Waiver of Immunities	13
Section 7.11	Release of Collateral	14
Section 7.12	Reinstatement	14